UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                         INFORMATION STATEMENT PURSUANT
                             TO SECTION 14(C) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

      [x]   Preliminary information statement

      [ ]   Confidential, for Use of the Commission Only
            (as permitted by Rule 14c-6(d)(2))

      [ ]   Definitive information statement

                                 ISNI.net, Inc.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
      [ ]  No fee required
      [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

         [x] Fee paid previously with preliminary materials.

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

o        Amount previously paid:

o        Form, schedule or registration statement no.:

o        Filing party:

o        Date filed:

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
                                TABLE OF CONTENTS


I. LETTER TO SHAREHOLDERS ..................................................................    3
II. SUMMARY TERM SHEET .....................................................................    4
        A. REASONS FOR ENGAGING IN THIS TRANSACTION.........................................    4
        B. VOTE REQUIRED FOR APPROVAL OF TRANSACTION.........................................   4
        C. RECOMMENDATION AND REASONS OF THE ISNI BOARD FOR ENGAGING IN THE TRANSACTION .....   5
        D. REGULATORY APPROVALS REQUIRED.....................................................   5
III. GENERAL INFORMATION.....................................................................   5
        A. DATE, TIME AND PLACE INFORMATION..................................................   5
        B. APPRAISAL RIGHTS..................................................................   6
        C. VOTING SECURITIES.................................................................   6
        D. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....................   7
        E. SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...........................   7
        F. DIRECTORS AND EXECUTIVE OFFICERS..................................................   8
        G. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS..................................   9
        H. AMENDMENTS OF CHARTER, BYLAWS OR OTHER DOCUMENTS..................................  10

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

I. LETTER TO SHAREHOLDERS

                                 ISNI.net, Inc.
                            204 East McKenzie Street
                                     Unit D
                             Punta Gorda, Fl. 33950

June 14, 2002
Dear Shareholder:

         The enclosed information statement is being furnished to shareholders of record on May 13, 2002, of ISNI.net, Inc. ("ISNI.net,Inc." "We," "Our,
"Us,"), a Delaware corporation, in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:

          WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
          PROXY.

Our board of directors has fully reviewed and approved the actions in connection with the above- referenced and has determined

Holders of approximately 72.80% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.

By Order of the Board of Directors,


/s/ Ray Bolouri
President

             The date of this Information Statement is June 13, 2002



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



                             II. SUMMARY TERM SHEET

         This Summary Term sheet highlights selected information from this Information Statement and may not contain all the information that is important to you. If you wish to understand the transaction fully, you should carefully read this entire Information Statement and the documents to which it refers. It is the definitive legal document that governs the transaction.

ISNI.net, Inc. ("ISNI," "WE," "OUR," "US"):

         ISNI.net, Inc. is a Delaware corporation formed on August 31, 1999 originally named Hawkeye Corporation a developmental stage company created to engage in a merger or acquisition.. On March 22, 2000, Hawkeye and Internet
Services Network, Inc. entered into a merger agreement, which provided for the merger of Internet Services Network, Inc. into Hawkeye. Internet Services
Network, Inc. was formed under the laws of the State of Florida under the name
Internet Services Network, Inc. on October 9, 1997. We subsequently changed our name to ISNI.net, Inc. We operate as an Internet Service Provider (ISP) in the city of Punta Gorda and surrounding areas of Charlotte County, Florida. We have been a publicly reporting company filing with the Securities and Exchange
Commission since filing our initial registration statement September of 1999.

         On April 1, 2002, the Board of Directors of the Company elected to take all steps necessary to reduce the outstanding shares of the Company by means of a reverse split of the common shares at a 110 to one conversion rate

         By majority consent, 72.80 % of our shareholders of record on May 15, 2002 approved this transaction

A. REASONS FOR ENGAGING IN THIS TRANSACTION

ISNI.net, Inc. is an Internet Service Provider (ISP) operating in the city of Punta Gorda and surrounding areas of Charlotte County, Florida. We have been a publicly reporting company filing with the Securities and Exchange Commission since filing our initial registration statement September of 1999. The shares of ISNI.net, Inc. are not yet publicly traded.

B. VOTE REQUIRED FOR APPROVAL OF TRANSACTION

The majority shareholder of ISNI.net, Inc, who owns_72.80 % of the outstanding shares of the company approved this transaction.

1. EXECUTIVE OFFICES OF PARTIES

         ISNI.net, Inc.'s executive offices are located at 204 East McKenzie
Street, Unit D, Punta Gorda, Fl. 33950. Telephone: (941) 575-7878, Fax:
(941)-575-8787.


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



2. ABOUT ISNI'S BUSINESS

         We are an internet service provider currently serving individuals and small businesses primarily in Charlotte County, Florida. We also provide Web hosting services, a complement to our Internet access business. We offer up to 56K modem access and ISDN (Integrated Digital Service Network) connectivity. As of March 31, 2002, we served approximately 2,201 subscribers, including approximately 30 complementary accounts primarily held by employees and businesses that have generated customers for us and including 23 Web hosting subscribers. In addition to dial-up Internet access and Web hosting, we provide other value-added services such as Web page design and Web-server co-location.
The Company's dial-up Internet access and Web hosting are offered in various price and usage plans designed to meet the needs of our customers.

C. RECOMMENDATION AND REASONS OF THE ISNI BOARD FOR ENGAGING IN
   THE TRANSACTION

         The Board has approved the adoption of the Reverse stock split recommended it for approval by a majority of the shareholders.

D. REGULATORY APPROVALS REQUIRED

         No federal or state regulatory requirements must be complied with except for compliance with the Federal Proxy Rules of the Securities Exchange
Act of 1934 (the "Exchange Act").

                             III. GENERAL INFORMATION

         This Information Statement is furnished by our Board of Directors in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the actions:

A. DATE, TIME AND PLACE INFORMATION

         There WILL NOT be a meeting of shareholders and none is required under ss. 251 of the General Corporate Law of Delaware.

         This Information Statement is first being mailed on or about June 13, 2002 to the holders of common stock as of the Record Date, May 15, 2002. Under federal law, the record date was determined as the date that the first public announcement was made of this transaction

         PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. ISNI.net, Inc. is subject to the informational requirements of the Exchange Act, and in accordance therewith files annual and quarterly reports, proxy statements and other information with the SEC. Reports, proxy statements and


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



other information filed by ISNI.net, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at commercial Internet sites that provide copies of SEC filings. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West
Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting us at telephone: (941) 575-7575, or fax: (941) 575-8787.

B. APPRAISAL RIGHTS

         Any stockholder of the corporation who holds shares of stock on the date of the making of a demand pursuant to subsection (d) with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complild with subsection (d) of ss.
262 of the General Corporation Law of Delaware and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss.228 of the General Corporation Law of Delaware shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in the law..

         The Appraisal Rights of a stockholder are perfected as follows:

          E. The constituent corporation or the surviving or resulting corporation shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any and all shares of such class or series of stock of such constituent corporation and shall include in such notice a copy of this section..

          F. Any shareholder may within twenty (20) days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation, the appraisal of his shares.


C. VOTING SECURITIES

         Our Articles of Incorporation authorize the issuance of 100,000,000 shares of Common Stock, $0.001 par value per share, of which 26,770,000 are issued and outstanding as of the Record Date. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record
Date are entitled to notice. The shares are non-assessable, without pre-emptive rights, and do not carry cumulative voting rights. Holders of common shares are entitled to one vote for each share on all matters to be voted on by the stockholders. The shares are fully paid, non-assessable, without pre-emptive rights, and do not carry cumulative voting rights. Holders of common shares are entitled to share ratably in dividends, if any, as may be declared by ISNI.net, Inc. from time-to-time, from funds legally available. In the event of a liquidation, dissolution, or winding up of ISNI.net, Inc, the holders of shares of common stock are entitled to share on a pro-rata basis all assets remaining after payment in full of all liabilities.


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




         Our Articles of Incorporation also authorize the issuance of 20,000,000 shares of preferred stock, $0.0001 par value per share, none of which have been issued. We currently have no plans to issue any preferred stock. ISNI's Board of Directors has the authority, without action by the shareholders, to issue all or any portion of the authorized but unissued preferred stock in one or more series and to determine the voting rights, preferences as to dividends and liquidation, conversion rights, and other rights of such series. The preferred stock, if and when issued, may carry rights superior to those of common stock; however no preferred stock may be issued with rights equal or senior to the preferred stock without the consent of a majority of the holders of then-outstanding preferred stock.

D. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the date of this Information Statement by:
(i) each stockholder known by us to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each of our officers and directors; and (iii) all of our directors and officers as a group.

                  SECURITY OWNERSHIP OF MANAGEMENT.

                  NAME AND ADDRESS OF                 NUMBER OF SHARES                           PERCENT
TITLE OF CLASS    BENEFICIAL OWNER                   BENEFICIALLY OWNED                          OF CLASS

Common Stock      Ray Bolouri                          19,500,000                                  72.84

                  NAME AND ADDRESS OF                 NUMBER OF SHARES                           PERCENT
TITLE OF CLASS    BENEFICIAL OWNER                   BENEFICIALLY OWNED                          OF CLASS

Common Stock       Werner Ebner                         3,900,000                                  14.56 %



E. SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of the our common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during our 2000 fiscal year, all such filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with.


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



F. DIRECTORS AND EXECUTIVE OFFICERS

MANAGEMENT

     The board of directors of ISNI is set at five members. The directors and executive officers of ISNI are as follows:

NAME                      AGE               POSITION                                              TERM

Ray Bolouri                32               Chairman, President and CEO                          2001-2002
Torsten Josupeit           33               director, Vice president                             2001-2002
Jeremy Scott Joiner        36               director                                             2001-2002
Juergen Hartwich           58               director                                             2002-2001

JEREMY SCOTT JOINER

         Mr. Joiner has served as one of our directors since the merger with Internet Services in March 2000. From August 1997 to the present, Mr. Joiner has been a certified public accountant and shareholder of the accounting firm of Loricco, Williams, Crosland and Joiner, CPA, P.A. Mr. Joiner's current accounting practice involves consulting, financial statements, audits, tax compliance, research and planning, and write-up services. From October 1990 to August 1997, Mr. Joiner was a certified public accountant with Webb, McQueen &
Co. Mr. Joiner received a Bachelor of Science in Accounting degree, with honors, from Oral Roberts University and also has received a Masters degree, with honors, in Accounting from the University of Florida.

TORSTEN JOSUPEIT

         Mr. Josupeit has served on the Company's Board of directors and as the Company's Vice President of Business Development since 2001. West Star
International, Inc. Additionally, since 2001, Mr. Josupeit has served as the
Vice President of Business Development for LR Marketing, Inc a cosmetic wholesaler, Vice President of Net Connection Corp., and with German Florida
Investments Corp., providing business consulting services for foreign investors.
Prior to this time Mr. Josupeit served as the Marketing Director for LR
Marketing, Inc.


JUERGEN HARTWICH

         Dr. Hartwich has served on the Company's Board of Directors since 2002.
Prior to joining ISNI.Net, Inc., Dr. Hartwich served as the Director of Business
Development - European Division for NCC Connection Corp., in McLean Virginia.
Since 1998, Dr. Hartwich has been the owner of ALMAR Realty, Real Estate
Company, GERMAN-FLORIDA-INVESTMENTS, Corp., and THE US-EUROPEAN- CONNECTION,
Corp.

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



RAY BOLOURI

         Mr. Bolouri has served as the Chairman of the Company's Board of Directors and as President and Chief Executive Officer since 2001. Additionally,
Mr. Bolouri serves as Chairman and Chief Executive Officer of NCC Connection
Corp.


2. INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

         The members of our Board of Directors serve until the next annual meeting of the stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. There are no agreements for any officer or director to resign at the request of any other person, and none of the officers or directors named below are acting on behalf of, or at the direction of, any other person.

G. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth summary information concerning the compensation received for services rendered to us during the fiscal years ended
December 31, 2000 and 2001.

                                            SUMMARY COMPENSATION TABLE

                             Annual Compensation                              Long-Term Compensation

                                                                       Awards                     Payouts
(A)                (B)              (C)     (D)        (E)         (F)          (G)            (H)      (I)
                                                      Other                      Securities
Name &                                               Annual         Restricted   Underlying
Principal                                            Compen-          Stock       All Other      LTIP
Position            Year            Salary  Bonus     ation           Awards      Options       Payouts   Compensation
--------            ----            ------  ------    -----           ------      -------       --------  ------------


Ray Bolouri[1]    2002              -0-


[1] Mr. Bolouri has not been compensated for the services rendered to the Company as of the date of the filing of this Information Statement. His compensation will be determined in the future by the Board of Directors of the Company

Our board of directors met once from the time of our incorporation in 1999. As of the date of this prospectus, we do not have any committees of the board of directors. Our board of directors intends to authorize the formation of an Audit Committee and a Compensation Committee after our next annual meeting of stockholders.

         At the present time, directors receive no regular compensation for their services on the Board. . Although we intend to compensate our directors in the future, we do not currently have a plan to do so. It is contemplated that any such compensation will involve stock and may have a cash


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


component. We also intend to reimburse directors for out-of-pocket expenses for attending Board meetings.

         Each director serves until the next annual meeting of our stockholders and until his or her successor has been elected or until his or her prior death, resignation, or removal. Each executive officer holds office until his successor has been appointed or until his prior death, resignation, or removal. There are no family relationships among our directors and executive officers.

H. AMENDMENTS OF CHARTER, BYLAWS OR OTHER DOCUMENTS



                                   SIGNATURES

By Order of the Board of Directors of ISNI.Net, Inc.

/s/ Ray Bolouri
--------------------------
Ray Bolouri, President

Date:  June 14, 2002



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